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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                               September 21, 2006
                                 Date of Report

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

               Delaware                  001-31446           45-0466694
     (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)            File Number)     Identification No.)

     1700 Lincoln Street, Suite 1800, Denver, Colorado       80203-4518
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         (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code 303-295-3995


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 7.01    REGULATION FD DISCLOSURE

On September 21, 2006, Cimarex Energy Co. (NYSE: XEC) (Cimarex) issued a press release. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.  Description
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99.1         Press Release is furnished pursuant to Item 7.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIMAREX ENERGY CO.


Dated: September 21, 2006                     By: /s/ Paul Korus
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                                                  Paul Korus, Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer

                                 EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press Release